UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2006

LEXAR MEDIA, INC.
(Exact name of the Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-31103 (Commission File Number)	33-0723123 (IRS Employer Identification No.)

47300 Bayside Parkway, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)
(510) 413-1200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.01
EXHIBIT 99.02
EXHIBIT 99.03
EXHIBIT 99.04

Item 1.01. Entry into a Material Definitive Agreement.
     On January 17, 2006, Lexar Media, Inc. (“Lexar”) announced that, effective as of January 16, 2006, Brian McGee, Lexar’s former Vice President, Finance and Chief Financial Officer, had accepted a new position as Lexar’s Vice President, Corporate Development, and that Lexar had hired Michael Scarpelli to be its Executive Vice President and Chief Financial Officer.
     Pursuant to the terms of Mr. Scarpelli’s offer letter, Mr. Scarpelli will receive an annual salary of $260,000 and is eligible to participate in Lexar’s MBO based incentive plan, providing Mr. Scarpelli with the potential of earning up to an additional 60% of his base salary upon achievement of mutually agreed upon objectives.
     Lexar has agreed to grant Mr. Scarpelli options to purchase 250,000 shares of common stock, with Mr. Scarpelli to receive an option to purchase 100,000 shares of common stock on his first day of employment or shortly thereafter and an additional option to purchase 150,000 shares of common stock within three months of his first day of employment. The options will vest over a period of four years, with 25% of the shares vesting on the first anniversary of his hire date, and 1/36th of the remaining shares vesting each month thereafter during his employment. However, in the event of a change of control of Lexar, 25% of the unvested shares subject to these option grants will immediately vest if Mr. Scarpelli continues in the employment of the acquiring company, and an additional 25% (making 50% in total) of the unvested shares will immediately vest if Mr. Scarpelli is terminated without cause within one year of the change of control. In addition, if during the first year of Mr. Scarpelli’s employment a change of control of Lexar occurs and his vested options upon such change in control do not represent at least $200,000 of gain to him, Lexar will pay Mr. Scarpelli an amount required to provide him with a total gain of $200,000.
     In the event that Lexar terminates Mr. Scarpelli’s employment other than for cause, he will be entitled to receive six months of his salary, payable for six months. In addition, if Lexar terminates Mr. Scarpelli’s employment other than for cause absent or not in conjunction with a change of control, 50% of his unvested options will vest as of the date of his termination.
     In connection with the transition of Mr. McGee from Vice President, Finance and Chief Financial Officer to Vice President, Corporate Development, on January 16, 2006, Lexar entered into an amendment to Mr. McGee’s offer letter. Pursuant to the terms of this amendment, if Lexar terminates Mr. McGee’s employment without cause before August 1, 2006 or if he voluntarily resigns between May 1, 2006 and August 1, 2006, Lexar will continue to pay his base salary and medical and life insurance benefits for six months from the date of termination or resignation. In addition, Lexar will pay him six months of his annual target bonus of 40% of his base salary. Additionally, the initial stock option granted to Mr. McGee on May 20, 2003 shall become fully vested as of the date of his termination or resignation, followed by a three month period during which the option may be exercised. The foregoing benefits are contingent upon Mr. McGee’s agreement to a complete waiver and release of claims.
     On January 17, 2006, Lexar also entered into an amendment to the retention agreement between Lexar and Eric Whitaker, Lexar’s Executive Vice President, Corporate Strategy, General Counsel and Secretary. In exchange for Mr. Whitaker’s agreement to remain an employee of Lexar and to provide at least 100 hours of consulting services to Lexar for a six month period following his resignation from Lexar, if Mr. Whitaker voluntarily resigns from Lexar following June 1, 2006, Lexar will provide to Mr. Whitaker the same benefits to which he would otherwise be entitled under his retention agreement for involuntary termination without cause or his voluntary resignation after a constructive termination event (as such term is defined in his retention agreement).
     A copy of Mr. Scarpelli’s offer letter is filed as Exhibit 99.01, a copy of the press release announcing Mr. Scarpelli’s hiring and Mr. McGee’s transition is filed as Exhibit 99.02, a copy of the amendment to Mr. McGee’s offer letter is filed as Exhibit 99.03 and a copy of the amendment to Mr. Whitaker’s retention agreement is filed as Exhibit 99.04 to this Current Report on Form 8-K, and each are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by the terms of such agreements as filed.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     As discussed in Item 1.01 above, on January 17, 2006, Lexar announced that Brian McGee was departing his position as Lexar’s Vice President, Finance and Chief Financial Officer to become Lexar’s Vice President, Corporate Development and that Lexar had hired Michael Scarpelli, age 39, to be Lexar’s Executive Vice President and Chief Financial Officer. Mr. McGee’s transition is unrelated in any manner to any past, present or contemplated accounting or finance issue or to any disagreement over accounting treatment or policy.
     Prior to joining Lexar, Mr. Scarpelli was Chief Financial Officer, Treasurer, Senior Vice President of Administration and Secretary of HPL Technologies, a provider of yield management software and test chip solutions, from July 2002 until its acquisition by Synopsys Inc. in December 2005. From January 2002 to July 2002, Mr. Scarpelli was Vice President of Corporate Development of HPL, and from 1998 to January 2002, Mr. Scarpelli was an audit partner with PricewaterhouseCoopers LLP.
     The contents of Item 1.01 are incorporated by reference into this Item 5.02.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Exhibit No.	Description of Exhibit

99.01	Offer Letter for Michael Scarpelli
99.02	Press release dated January 17, 2006
99.03	Amendment to Offer Letter for Brian T. McGee dated January 16, 2006
99.04	Amendment to Retention Agreement by and between Lexar and Eric S. Whitaker dated January 17, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXAR MEDIA, INC.
Date: January 17, 2006	By:	/s/ Eric B. Stang
Eric B. Stang
Chairman of the Board, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.01	Offer Letter for Michael Scarpelli
99.02	Press release dated January 17, 2006
99.03	Amendment to Offer Letter for Brian T. McGee dated January 16, 2006
99.04	Amendment to Retention Agreement by and between Lexar and Eric S. Whitaker dated January 17, 2006